SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 17, 2003

                          FIRST MONTAUK FINANCIAL CORP.
               (Exact name of Registrant as specified in charter)


       New Jersey                 0-6729                       22-1737915
(State or other jurisdic-     (Commission                    (IRS Employer
 tion of incorporation)       File Number)                  Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.      07701
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700



         (Former name or former address, if changed since last report.)

02



Item 7: Financial Statements and Exhibits.

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(c)        Exhibits
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------- -- -----------------------------------------------------

------- -- -----------------------------------------------------
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           The following exhibit is filed herewith:
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Exhibit No.                    Description
99.1 Press release issued by First Montauk Financial Corp. dated November 17, 2003.


Item 12:  Results of Operations and Financial Condition.

     On November 17, 2003, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal quarter ended September 30, 2003. A copy of the press release is attached as exhibit 99.1. The information in this report shall not be deemed to be "filed" for purposes of
Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

03



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2003                        First Montauk Financial Corp.
                                                (Registrant)

                                                   /s/ William J. Kurinsky
                                                By ---------------------------
                                                   William J. Kurinsky
                                                   Chief Financial Officer

                                                                   Exhibit 99.1


                     FIRST MONTAUK ANNOUNCES THIRD QUARTER
                         AND NINE MONTHS RESULTS FOR 2003
                     Revenues for the Third Quarter Up 41%





     Red Bank, NJ - November 17, 2003 - First Montauk  Financial Corp.  (OTC/BB:
FMFK), a nationwide provider of investment services through independent financial professionals, today announced financial results for the third quarter and nine months ended September 30, 2003.

     Revenues for the third quarter of 2003 rose 41%, to $15.2 million, compared to $10.7 million for the third quarter of 2002. The Company reported a net loss applicable to common stockholders of $289,000, or ($.03) per basic and diluted share for the third quarter of 2003. This compares to a net loss of $529,000, or ($.06) per basic and diluted share for the third quarter of 2002.

     The Company's revenues for the nine months ended September 2003 also increased, rising 16%, to $42 million, compared to $36.4 million for the same nine month period in 2002. The Company reported a net loss applicable to common stockholders of $2.1 million, or ($.25) per basic and diluted share for the nine month period of 2003. This compares to a net loss of $1.8 million, or ($.22) per basic and diluted share for the same period in 2002.

     Herb Kurinsky, President and CEO of Montauk Financial Group, commented, "The significant rise in revenue during the third quarter reflects a combination of improved investor confidence and the strong performance of our affiliated financial professionals. Although the Company reported a loss for the quarter, we believe it is a significant improvement over the first two quarters of fiscal 2003 and is the result of carefully targeted cost cutting measures and risk management strategies instituted by the firm."

     "A number of initiatives are underway, some of which are targeting reductions in future litigation costs that have negatively impacted the Company's earnings. We are cautiously optimistic that the Company will be successful in these efforts as we work hard towards the goal of returning to profitability," Kurinsky added.

     Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 60,000 retail and institutional accounts. The Company's ability to offer quality support services, research, web-based information systems and a competitive commission payout structure has attracted approximately 470 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

     Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the third quarter ended September 30, 2003, as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.


                                            FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                                                        SELECTED FINANCIAL DATA

                                                In 000's (except for per share amounts)


                                         Nine months                              Three months
                                      Ended September 30,                      Ended September 30,
                                         (unaudited)                               (unaudited)

                                       2003         2002                         2003        2002
                                       ----         ----                         ----        ----

Revenues                               $42,030        $36,364                $15,171        $10,739

Expenses                                44,129         38,137                 15,460         11,243

Net loss                              $ (2,099)       $(1,773)                 $(289)         $(504)

Net loss applicable to common         $ (2,124)       $(1,848)                 $(289)         $(529)
stockholders


Per share of common stock:            $  (0.25)        $(0.22)                $(0.03)        $(0.06)
basic and diluted


Number of common shares used         8,666,358      8,560,946              8,940,207      8,525,284
in basic and diluted loss per
share





Contacts:

Montauk Financial Group                     Montauk Financial Group
William J. Kurinsky                         Katy Paul
EVP,  CFO                                   Shareholder Relations
732-842-4700, ext. 4227                     732-842-4700, ext. 4220
                     info@montaukfinancial.com